SUB-ITEM 77Q1(a):  Exhibits



AMENDMENT #28
TO THE RESTATED AND AMENDED
DECLARATION OF TRUST

FEDERATED INCOME SECURITIES
TRUST
Dated May 19, 2000

	This Declaration of Trust is amended
as follows:

       Strike the first paragraph of Section 5
? Establishment and Designation of Series or
Class of Article III ? BENEFICIAL
INTEREST from the Declaration of Trust and substitute in its place the following:

	"Section 5.  Establishment and
Designation of Series or Class.
Without limiting the authority of the
Trustees set forth in Article XII,
Section 8, inter alia, to establish and
designate any additional Series or
Class or to modify the rights and
preferences of any existing Series or
Class, the Series and Classes of the
Trust are established and designated
as:
Federated Capital Income Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class R Shares
Institutional Shares
Federated Enhanced Treasury Income Fund
Federated Floating Rate Strategic Income Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Fund for U. S. Government
Securities
Class A Shares
Class B Shares
Class C Shares
Federated Intermediate Corporate Bond Fund
Service Shares
Institutional Shares
Federated Muni and Stock Advantage Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Institutional Shares
Federated Prudent DollarBear Fund
Class A Shares
Class C Shares
Institutional Shares


Federated Real Return Bond Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Short-Term Income Fund
Class A Shares
Class Y Shares
Service Shares
Institutional Shares

       	The undersigned
hereby certify that the above stated
Amendment is a true and correct
Amendment to the Declaration of Trust,
as adopted by the Board of Trustees at a meeting on the 14th day of August, 2015, to become effective on September
9, 2015.

	WITNESS the due execution hereof this 9th day of September, 2015.


/s/ John F. Donahue
/s/ Peter E. Madden
John F. Donahue
Peter E. Madden


/s/ John T. Collins
/s/ Charles F. Mansfield,
Jr.
John T. Collins
Charles F. Mansfield, Jr.


/s/ J. Christopher
Donahue
/s/ Thomas M. O?Neill
J. Christopher Donahue
Thomas M. O?Neill


/s/ G. Thomas Hough
/s/ P. Jerome Richey
G. Thomas Hough
P. Jerome Richey


/s/ Maureen Lally-Green
/s/ John S. Walsh
Maureen Lally-Green
John S. Walsh